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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) AUGUST 26, 2004


                               CRAWFORD & COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

        1-10356                                           58-0506554
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(Commission File Number)                      (IRS Employer Identification No.)

5620 GLENRIDGE DRIVE, N.E., ATLANTA, GEORGIA                            30342
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  (Address of Principal Executive Offices)                           (Zip Code)

                                 (404) 256-0830
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers

         On August 26, 2004, Crawford & Company (the "Company") issued a press release announcing the appointment of Thomas W. Crawford as Chief Executive Officer effective as of September 1, 2004. Mr. Crawford will also serve as President of the Company. Prior to joining the Company, Mr. Crawford, age 61, served from October 1998 until January 1, 2003, as President of the Retail Distribution division and Senior Vice President of Prudential Insurance Company of America. Following his retirement from Prudential, Mr. Crawford was a private investor. In May 2004 he founded and serves as Chairman of The Bodi Group, a business consulting firm.

         Marshall G. Long, who has served as Interim Chief Executive Officer since April 2004, will leave this position effective September 1, 2004.

         A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description

99.1              Press Release dated August 26, 2004
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRAWFORD & COMPANY


                                        By: /s/ Peter J. Rescigno
                                            -----------------------------------
                                            Peter J. Rescigno
                                            Vice President - General Counsel &
                                            Corporate Secretary


Dated:   August 31, 2004


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                                 EXHIBIT INDEX


Number            Description
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
99.1              Press Release dated August 26, 2004
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